ALLIANCEBERNSTEIN BLENDED STYLE SERIES, INC.

                             ARTICLES SUPPLEMENTARY

          AllianceBernstein Blended Style Series, Inc., a Maryland corporation having its principal office in Maryland in the City of Baltimore (hereinafter called the "Corporation"), certifies that:

          FIRST: The Board of Directors of the Corporation hereby increases the aggregate number of shares of stock that the Corporation has authority to issue by 360,000,000,000 shares and, under a power contained in Article SEVENTH of the charter of the Corporation (the "Charter"), classifies and designates such additional shares as the following classes in the following series (each such series, a "Retirement Strategy" and collectively, the "Retirement Strategies"):

Name of Class of Series      Name of Series of Corporation                  Number of Shares
-----------------------      -----------------------------                  ----------------
AllianceBernstein 2000       AllianceBernstein 2000 Retirement Strategy     6,000,000,000
Retirement Strategy
Class A Common Stock

AllianceBernstein 2000       AllianceBernstein 2000 Retirement Strategy     6,000,000,000
Retirement Strategy
Class B Common Stock

AllianceBernstein 2000       AllianceBernstein 2000 Retirement Strategy     6,000,000,000
Retirement Strategy
Class C Common Stock

AllianceBernstein 2000       AllianceBernstein 2000 Retirement Strategy     6,000,000,000
Retirement Strategy
Advisor Class Common Stock

AllianceBernstein 2000       AllianceBernstein 2000 Retirement Strategy     6,000,000,000
Retirement Strategy
Class R Common Stock

AllianceBernstein 2000       AllianceBernstein 2000 Retirement Strategy     3,000,000,000
Retirement Strategy
Class K Common Stock

AllianceBernstein 2000       AllianceBernstein 2000 Retirement Strategy     3,000,000,000
Retirement Strategy
Class I Common Stock

AllianceBernstein 2005       AllianceBernstein 2005 Retirement Strategy     6,000,000,000
Retirement Strategy
Class A Common Stock

AllianceBernstein 2005       AllianceBernstein 2005 Retirement Strategy     6,000,000,000
Retirement Strategy
Class B Common Stock

AllianceBernstein 2005       AllianceBernstein 2005 Retirement Strategy     6,000,000,000
Retirement Strategy
Class C Common Stock

AllianceBernstein 2005       AllianceBernstein 2005 Retirement Strategy     6,000,000,000
Retirement Strategy
Advisor Class Common Stock

AllianceBernstein 2005       AllianceBernstein 2005 Retirement Strategy     6,000,000,000
Retirement Strategy
Class R Common Stock

AllianceBernstein 2005       AllianceBernstein 2005 Retirement Strategy     3,000,000,000
Retirement Strategy
Class K Common Stock

AllianceBernstein 2005       AllianceBernstein 2005 Retirement Strategy     3,000,000,000
Retirement Strategy
Class I Common Stock

AllianceBernstein 2010       AllianceBernstein 2010 Retirement Strategy     6,000,000,000
Retirement Strategy
Class A Common Stock

AllianceBernstein 2010       AllianceBernstein 2010 Retirement Strategy     6,000,000,000
Retirement Strategy
Class B Common Stock

AllianceBernstein 2010       AllianceBernstein 2010 Retirement Strategy     6,000,000,000
Retirement Strategy
Class C Common Stock

AllianceBernstein 2010       AllianceBernstein 2010 Retirement Strategy     6,000,000,000
Retirement Strategy
Advisor Class Common Stock

AllianceBernstein 2010       AllianceBernstein 2010 Retirement Strategy     6,000,000,000
Retirement Strategy
Class R Common Stock

AllianceBernstein 2010       AllianceBernstein 2010 Retirement Strategy     3,000,000,000
Retirement Strategy
Class K Common Stock

AllianceBernstein 2010       AllianceBernstein 2010 Retirement Strategy     3,000,000,000
Retirement Strategy
Class I Common Stock

AllianceBernstein 2015       AllianceBernstein 2015 Retirement Strategy     6,000,000,000
Retirement Strategy
Class A Common Stock

AllianceBernstein 2015       AllianceBernstein 2015 Retirement Strategy     6,000,000,000
Retirement Strategy
Class B Common Stock

AllianceBernstein 2015       AllianceBernstein 2015 Retirement Strategy     6,000,000,000
Retirement Strategy
Class C Common Stock

AllianceBernstein 2015       AllianceBernstein 2015 Retirement Strategy     6,000,000,000
Retirement Strategy
Advisor Class Common Stock

AllianceBernstein 2015       AllianceBernstein 2015 Retirement Strategy     6,000,000,000
Retirement Strategy
Class R Common Stock

AllianceBernstein 2015       AllianceBernstein 2015 Retirement Strategy     3,000,000,000
Retirement Strategy
Class K Common Stock

AllianceBernstein 2015       AllianceBernstein 2015 Retirement Strategy     3,000,000,000
Retirement Strategy
Class I Common Stock

AllianceBernstein 2020       AllianceBernstein 2020 Retirement Strategy     6,000,000,000
Retirement Strategy
Class A Common Stock

AllianceBernstein 2020       AllianceBernstein 2020 Retirement Strategy     6,000,000,000
Retirement Strategy
Class B Common Stock

AllianceBernstein 2020       AllianceBernstein 2020 Retirement Strategy     6,000,000,000
Retirement Strategy
Class C Common Stock

AllianceBernstein 2020       AllianceBernstein 2020 Retirement Strategy     6,000,000,000
Retirement Strategy
Advisor Class Common Stock

AllianceBernstein 2020       AllianceBernstein 2020 Retirement Strategy     6,000,000,000
Retirement Strategy
Class R Common Stock

AllianceBernstein 2020       AllianceBernstein 2020 Retirement Strategy     3,000,000,000
Retirement Strategy
Class K Common Stock

AllianceBernstein 2020       AllianceBernstein 2020 Retirement Strategy     3,000,000,000
Retirement Strategy
Class I Common Stock

AllianceBernstein 2025       AllianceBernstein 2025 Retirement Strategy     6,000,000,000
Retirement Strategy
Class A Common Stock

AllianceBernstein 2025       AllianceBernstein 2025 Retirement Strategy     6,000,000,000
Retirement Strategy
Class B Common Stock

AllianceBernstein 2025       AllianceBernstein 2025 Retirement Strategy     6,000,000,000
Retirement Strategy
Class C Common Stock

AllianceBernstein 2025       AllianceBernstein 2025 Retirement Strategy     6,000,000,000
Retirement Strategy
Advisor Class Common Stock

AllianceBernstein 2025       AllianceBernstein 2025 Retirement Strategy     6,000,000,000
Retirement Strategy
Class R Common Stock

AllianceBernstein 2025       AllianceBernstein 2025 Retirement Strategy     3,000,000,000
Retirement Strategy
Class K Common Stock

AllianceBernstein 2025       AllianceBernstein 2025 Retirement Strategy     3,000,000,000
Retirement Strategy
Class I Common Stock

AllianceBernstein 2030       AllianceBernstein 2030 Retirement Strategy     6,000,000,000
Retirement Strategy
Class A Common Stock

AllianceBernstein 2030       AllianceBernstein 2030 Retirement Strategy     6,000,000,000
Retirement Strategy
Class B Common Stock

AllianceBernstein 2030       AllianceBernstein 2030 Retirement Strategy     6,000,000,000
Retirement Strategy
Class C Common Stock

AllianceBernstein 2030       AllianceBernstein 2030 Retirement Strategy     6,000,000,000
Retirement Strategy
Advisor Class Common Stock

AllianceBernstein 2030       AllianceBernstein 2030 Retirement Strategy     6,000,000,000
Retirement Strategy
Class R Common Stock

AllianceBernstein 2030       AllianceBernstein 2030 Retirement Strategy     3,000,000,000
Retirement Strategy
Class K Common Stock

AllianceBernstein 2030       AllianceBernstein 2030 Retirement Strategy     3,000,000,000
Retirement Strategy
Class I Common Stock

AllianceBernstein 2035       AllianceBernstein 2035 Retirement Strategy     6,000,000,000
Retirement Strategy
Class A Common Stock

AllianceBernstein 2035       AllianceBernstein 2035 Retirement Strategy     6,000,000,000
Retirement Strategy
Class B Common Stock

AllianceBernstein 2035       AllianceBernstein 2035 Retirement Strategy     6,000,000,000
Retirement Strategy
Class C Common Stock

AllianceBernstein 2035       AllianceBernstein 2035 Retirement Strategy     6,000,000,000
Retirement Strategy
Advisor Class Common Stock

AllianceBernstein 2035       AllianceBernstein 2035 Retirement Strategy     6,000,000,000
Retirement Strategy
Class R Common Stock

AllianceBernstein 2035       AllianceBernstein 2035 Retirement Strategy     3,000,000,000
Retirement Strategy
Class K Common Stock

AllianceBernstein 2035       AllianceBernstein 2035 Retirement Strategy     3,000,000,000
Retirement Strategy
Class I Common Stock

AllianceBernstein 2040       AllianceBernstein 2040 Retirement Strategy     6,000,000,000
Retirement Strategy
Class A Common Stock

AllianceBernstein 2040       AllianceBernstein 2040 Retirement Strategy     6,000,000,000
Retirement Strategy
Class B Common Stock

AllianceBernstein 2040       AllianceBernstein 2040 Retirement Strategy     6,000,000,000
Retirement Strategy
Class C Common Stock

AllianceBernstein 2040       AllianceBernstein 2040 Retirement Strategy     6,000,000,000
Retirement Strategy
Advisor Class Common Stock

AllianceBernstein 2040       AllianceBernstein 2040 Retirement Strategy     6,000,000,000
Retirement Strategy
Class R Common Stock

AllianceBernstein 2040       AllianceBernstein 2040 Retirement Strategy     3,000,000,000
Retirement Strategy
Class K Common Stock

AllianceBernstein 2040       AllianceBernstein 2040 Retirement Strategy     3,000,000,000
Retirement Strategy
Class I Common Stock

AllianceBernstein 2045       AllianceBernstein 2045 Retirement Strategy     6,000,000,000
Retirement Strategy
Class A Common Stock

AllianceBernstein 2045       AllianceBernstein 2045 Retirement Strategy     6,000,000,000
Retirement Strategy
Class B Common Stock

AllianceBernstein 2045       AllianceBernstein 2045 Retirement Strategy     6,000,000,000
Retirement Strategy
Class C Common Stock

AllianceBernstein 2045       AllianceBernstein 2045 Retirement Strategy     6,000,000,000
Retirement Strategy
Advisor Class Common Stock

AllianceBernstein 2045       AllianceBernstein 2045 Retirement Strategy     6,000,000,000
Retirement Strategy
Class R Common Stock

AllianceBernstein 2045       AllianceBernstein 2045 Retirement Strategy     3,000,000,000
Retirement Strategy
Class K Common Stock

AllianceBernstein 2045       AllianceBernstein 2045 Retirement Strategy     3,000,000,000
Retirement Strategy
Class I Common Stock

          SECOND: The shares of the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock and Advisor Class Common Stock of each of the Retirement Strategies, as so classified by the Board of Directors of the Corporation, shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption set forth in Article FIFTH of the Charter except to the extent that any such provisions relate specifically only to other classes of Common Stock of the Corporation, and shall be subject to all provisions of the Charter relating to stock of the Corporation generally, and those set forth as follows:

               (1) The assets attributable to the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock and Advisor Class Common Stock of the AllianceBernstein 2000 Retirement Strategy shall be invested in the same investment portfolio of the Corporation.

               (2) The assets attributable to the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock and Advisor Class Common Stock of the AllianceBernstein 2005 Retirement Strategy shall be invested in the same investment portfolio of the Corporation.

               (3) The assets attributable to the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock and Advisor Class Common Stock of the AllianceBernstein 2010 Retirement Strategy shall be invested in the same investment portfolio of the Corporation.

               (4) The assets attributable to the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock and Advisor Class Common Stock of the AllianceBernstein 2015 Retirement Strategy shall be invested in the same investment portfolio of the Corporation.

               (5) The assets attributable to the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock and Advisor Class Common Stock of the AllianceBernstein 2020 Retirement Strategy shall be invested in the same investment portfolio of the Corporation.

               (6) The assets attributable to the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock and Advisor Class Common Stock of the AllianceBernstein 2025 Retirement Strategy shall be invested in the same investment portfolio of the Corporation.

               (7) The assets attributable to the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock and Advisor Class Common Stock of the AllianceBernstein 2030 Retirement Strategy shall be invested in the same investment portfolio of the Corporation.

               (8) The assets attributable to the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock and Advisor Class Common Stock of the AllianceBernstein 2035 Retirement Strategy shall be invested in the same investment portfolio of the Corporation.

               (9) The assets attributable to the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock and Advisor Class Common Stock of the AllianceBernstein 2040 Retirement Strategy shall be invested in the same investment portfolio of the Corporation.

               (10) The assets attributable to the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock and Advisor Class Common Stock of the AllianceBernstein 2045 Retirement Strategy shall be invested in the same investment portfolio of the Corporation.

               (11) Shares of each of the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock and Advisor Class Common Stock of each of the Retirement Strategies shall be entitled to such dividends or distributions, in stock or in cash or both, as may be authorized by the Board of Directors and declared by the Corporation from time to time with respect to such class. Specifically, and without limiting the generality of the foregoing, the dividends and distributions of investment income and capital gains with respect to the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock and Advisor Class Common Stock of each of the Retirement Strategies shall be in such amounts, which may vary among the classes, as may be authorized by the Board of Directors and declared by the Corporation from time to time, and such dividends and distributions may vary among the classes of the Retirement Strategies to reflect differing allocations of the expenses of the Corporation among the holders of the classes and any resultant differences among the net asset values per share of the classes, to such extent and for such purposes as the Board of Directors of the Corporation may deem appropriate. The allocation of investment income, realized and unrealized capital gains and losses, expenses and liabilities of the Corporation and amounts distributable in the event of dissolution of the Corporation or liquidation of the Corporation or of the Retirement Strategies among the various classes of the Retirement Strategies shall be determined by the Board of Directors of the Corporation in a manner that is consistent with the Investment Company Act of 1940, the rules and regulations thereunder, and the interpretations thereof, in each case as from time to time amended, modified or superseded. The determination of the Board of Directors shall be conclusive as to the allocation of investment income and realized and unrealized capital gains and losses, expenses and liabilities (including accrued expenses and reserves) and assets to a particular class or classes.

               (12) Except as provided below, on each matter submitted to a vote of the holders of the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock or Advisor Class Common Stock of a Retirement Strategy, each such holder shall be entitled to one vote for each share standing in his or her name on the books of the Corporation. Subject to any applicable requirements of the Investment Company Act of 1940, as from time to time in effect, or rules or orders of the Securities and Exchange Commission or any successor thereto, or other applicable law, all such holders of shares of stock shall vote as a single class except with respect to any matter which affects only one or more (but less than all) classes of stock, in which case only the holders of shares of the classes affected shall be entitled to vote. Without limiting the generality of the foregoing, and subject to any applicable requirements of the Investment Company Act of 1940, as from time to time in effect, or rules or orders of the Securities and Exchange Commission or any successor thereto, or other applicable law, the holders of the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock and Advisor Class Common Stock, respectively, of each of the Retirement Strategies shall have (i) exclusive voting rights with respect to any matter submitted to a vote of stockholders that affects only holders of the applicable class of the applicable Retirement Strategy and (ii) no voting rights with respect to any other matter that affects one or more of such other classes of Common Stock, but not the class of which they are holders.

               (13) At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act of 1940, applicable rules and regulations thereunder and applicable rules and regulations of the National Association of Securities Dealers, Inc. and from time to time reflected in the registration statement of the Corporation (the "Corporation's Registration Statement"), shares of a particular class of stock of a particular Retirement Strategy or certain shares of a particular class of stock of a particular Retirement Strategy may be automatically converted into shares of another class of stock of that Retirement Strategy based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the Corporation's Registration Statement. The terms and conditions of such conversion may vary within and among the classes to the extent determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and set forth in the Corporation's Registration Statement.

          THIRD: A. Immediately before the increase in authorized capital stock provided for herein, the total number of shares of stock of all classes which the Corporation had authority to issue was 36,000,000,000 shares, the par value of each share of stock being $.001, with an aggregate par value of $36,000,000, classified as follows:

                                                                                                           Advisor
                    Class A       Class B        Class C        Class R       Class K        Class I       Class
Name of             Common        Common         Common         Common        Common         Common        Common
Portfolio           Stock         Stock          Stock          Stock         Stock          Stock         Stock
---------           -----         -----          -----          -----         -----          -----         -----

U.S. Large Cap      6,000,000,00  6,000,000,000  6,000,000,000  6,000,000,000 3,000,000,000  3,000,000,000  6,000,000,000
Portfolio

          B. Immediately after the increase in authorized capital stock provided for herein, the total number of shares of stock of all classes which the Corporation has authority to issue is 396,000,000,000 shares, the par value of each share of stock being $.001, with an aggregate par value of $396,000,000, classified as follows:

                                                                                                           Advisor
                    Class A       Class B        Class C        Class R       Class K        Class I       Class
Name of             Common        Common         Common         Common        Common         Common        Common
Portfolio           Stock         Stock          Stock          Stock         Stock          Stock         Stock
---------           -----         -----          -----          -----         -----          -----         -----

U.S. Large Cap      6,000,000,000 6,000,000,000  6,000,000,000  6,000,000,000 3,000,000,000  3,000,000,000 6,000,000,000
Portfolio
AllianceBernstein
2000 Retirement     6,000,000,000 6,000,000,000  6,000,000,000  6,000,000,000 3,000,000,000  3,000,000,000 6,000,000,000
Strategy
AllianceBernstein
2005 Retirement     6,000,000,000 6,000,000,00   6,000,000,000  6,000,000,000 3,000,000,000  3,000,000,000 6,000,000,000
Strategy
AllianceBernstein
2010 Retirement     6,000,000,000 6,000,000,000  6,000,000,000  6,000,000,000 3,000,000,000  3,000,000,000 6,000,000,000
Strategy
AllianceBernstein
2015 Retirement     6,000,000,000 6,000,000,000  6,000,000,000  6,000,000,000 3,000,000,000  3,000,000,000 6,000,000,000
Strategy
AllianceBernstein
2020 Retirement     6,000,000,000 6,000,000,000  6,000,000,000  6,000,000,000 3,000,000,000  3,000,000,000 6,000,000,000
Strategy
AllianceBernstein
2025 Retirement     6,000,000,000 6,000,000,000  6,000,000,000  6,000,000,000 3,000,000,000  3,000,000,00  6,000,000,000
Strategy
AllianceBernstein
2030 Retirement     6,000,000,000 6,000,000,000  6,000,000,000  6,000,000,000 3,000,000,000  3,000,000,000 6,000,000,000
Strategy
AllianceBernstein
2035 Retirement     6,000,000,000 6,000,000,000  6,000,000,000  6,000,000,000 3,000,000,000  3,000,000,000 6,000,000,000
Strategy
AllianceBernstein
2040 Retirement     6,000,000,000 6,000,000,000  6,000,000,000  6,000,000,00  3,000,000,000 3,000,000,000  6,000,000,000
Strategy
AllianceBernstein
2045 Retirement     6,000,000,000 6,000,000,000  6,000,000,000  6,000,000,000 3,000,000,000  3,000,000,000 6,000,000,000
Strategy

          FOURTH: The Corporation is registered as an open-end company under the Investment Company Act of 1940.

          FIFTH: The total number of shares that the Corporation has authority to issue has been increased by the Board of Directors of the Corporation in accordance with Section 2-105(c) of the Maryland General Corporation Law.

          SIXTH: The shares aforesaid have been duly classified by the Corporation's Board of Directors pursuant to authority and power contained in the Charter.


                          REMAINDER OF PAGE LEFT BLANK

          IN WITNESS WHEREOF, AllianceBernstein Blended Style Series, Inc. has caused these Articles Supplementary to be executed in its name and on its behalf by Seth J. Masters, Senior Vice President of the Corporation, and attested by Andrew L. Gangolf, the Assistant Secretary of the Corporation, this 1st day of July, 2005. The undersigned Senior Vice President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and states that, to the best of his knowledge, information and belief, the matters and facts set forth herein relating to authorization and approval hereof are true in all material respects, and that this statement is made under penalties for perjury.



                                   ALLIANCEBERNSTEIN BLENDED STYLE SERIES, INC.

                                   By: /s/ Seth J. Masters
                                       -----------------------------------
                                           Seth J. Masters
                                           Senior Vice President


ATTEST:

/s/ Andrew L. Gangolf
----------------------------
    Andrew L. Gangolf
    Assistant Secretary


00250.0448 #560200v6